SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8 - K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                November 26, 1997



                                 FFW CORPORATION
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             (Exact name of Registrant as specified in its Charter)



   Delaware                         0 - 21170                      35 - 1875502
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(State or other                (Commission File No.)              (IRS Employer
 jurisdiction                                                     Identification
of incorporation)                                                     Number)



                1205 N. Cass Street, Wabash, Indiana 46992 - 1027
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               (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (219) 563 - 3185
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.   Other Events

         On November 26 , 1997, the Registrant issued the attached press release.

Item 7.   Financial Statements and Exhibits

         (a)     Exhibits

                  1. Press release, dated November 26, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                          FFW CORPORATION

Date:  November 28, 1997                              By: \s\ Nicholas M. George
                                                          ----------------------
                                                          Nicholas M. George
                                                          President and Chief
                                                          Executive Officer

                                  PRESS RELEASE

FFW  CORPORATION
1205 N Cass St.
Wabash,  IN  46992


For Immediate Release
Wednesday, November 26,  1997

Contact:  Charles E. Redman
          FFW  CORPORATION
          (219)  563-3185


                                 FFW CORPORATION
                            DECLARES A STOCK DIVIDEND
                            AND REGULAR CASH DIVIDEND


         WABASH, INDIANA, (NASDAQ: "FFWC") FFW CORPORATION, the parent corporation of First Federal Savings Bank of Wabash, has announced that the Corporation will do a one-for-one stock split in the form of a 100% stock dividend payable on or about December 31, 1997, to shareholders of record on December 15, 1997. Under the terms of the stock split, FFW Corporation shareholders will receive a dividend of one share for every share held on the record date.

         Nicholas M. George, President and CEO stated, "The Board of Directors has declared this stock dividend in recognition of the recent financial performance of the Corporation and investor interest in our stock." Mr. George added that "the Board's action will increase the number of shares of FFW Corporation's stock outstanding, making it easier for investors to purchase stock.

         Mr. George also announced the payment of the regular cash dividend of $0.18 per share payable on December 31, 1997 to shareholders of record on December 15, 1997. Mr. George stated that "the cash dividend will not reflect the stock split for this quarter since the split is effective after the cash dividend record date."

         At October 31, 1997 the Corporation had assets of $182.8 million and shareholders' equity of $17.8 million. The Corporation's stock is quoted on NASDAQ Small Cap Market under the ticker symbol "FFWC". The Corporation's stock last traded at $36.75 per share as of November 25, 1997.